Investor Conference Call August 4, 2011 Exhibit 99.1

Forward-Looking Statements
This presentation contains forward-looking statements, which can be identified by the use of such words as estimate, project, believe, intend, anticipate, plan, seek, expect and similar expressions. These forward-looking statements include:
Statements of our goals, intentions and expectations;
Statements regarding our business plans and prospects and growth and operating strategies;
Statements concerning trends in our provision for loan losses and charge-offs;
Statements regarding the asset quality of our loan portfolio; and
Estimates of our risks and future costs and benefits.
These forward-looking statements are subject to significant risks, assumptions and uncertainties, including, among other things, the following important factors that could affect the actual outcome of future events:
Significantly increased competition among depository and other financial institutions;
Inflation and changes in the interest rate environment that reduce our interest margins or reduce the fair value of financial instruments;
General economic conditions, either nationally or in our market areas, including employment prospects and conditions that are worse than expected;
Decreased demand for our products and services and lower revenue and earnings because of a recession;
Adverse changes and volatility in credit markets;
Legislative or regulatory changes that adversely affect our business;
Changes in consumer spending, borrowing and savings habits;
Changes in accounting policies and practices, as may be adopted by the bank regulatory agencies, the Financial Accounting Standards Board and the Public Company Accounting Oversight Board;
Changes in laws or governmental regulations affecting financial institutions, including changes in regulatory costs and capital requirements;
The timing and the amount of revenue that we may recognize;
Changes in expense trends (including, but not limited to trends affecting non-performing assets, charge offs and provisions for loan losses);
Changes in consumer spending, borrowing and spending habits;
The impact of the current governmental effort to restructure the U.S. Financial and regulatory system including coming under the jurisdiction of new federal regulators;
Inability of third-party providers to perform their obligations to us;
Adverse changes and volatility in real estate markets;
The strength or weakness of the real estate markets and of the consumer and commercial credit sectors and its impact on the credit quality of our loans and other assets.
Because of these and other uncertainties, our actual future results may be materially different from the results indicated by these forward-
looking statements.

Organized in 1997 as the mid-tier stock holding company for Third
Federal Savings & Loan Association of Cleveland (“Thrift”), which was founded in 1938 by Ben and Gerome Stefanski
Completed first step IPO conversion in April 2007
TFSL (NASDAQ)
Financials at 6/30/2011:
Total Assets:       $10.9B
Total Deposits:      $  8.7B
Shareholders’ Equity: $  1.8B
Market Capitalization: $  3.0B
As of June 30, 2011, there were 308.4 million shares outstanding, of which 73.6% were held by the Mutual Holding Company
Overview of TFS Financial Corporation

Cleveland
Columbus
Cincinnati

Tampa
Sarasota
Fort Myers
West Palm Beach
Fort Lauderdale

ThirdFederal
SAVINGS & LOAN

Ohio
22 full service branches in Northeast Ohio
4 loan production offices in the Columbus area (Central Ohio)
4 loan production offices in the Cincinnati area (Southwestern Ohio)
Markets of Operation
Florida
Organic, de novo expansion into Florida started in
2000
9 full service branches along the West Coast from
New Port Richey to Naples
8 full-service branches along the East Coast from
Palm Gardens to Hallandale
Source: SNL Financial  for market data as of June 30, 2010
Deposits from Company data as of June 30, 2011
Deposits Market Market
MSA Branches ($M) Share (%) Rank
Tampa-St.Petersburg-Clearwater, FL 5 1,094 2.21 7
Miami-Fort Lauderdale, FL 8 1,070 0.68 26
Cape Coral-Fort Myers, FL 2 244 2.15 13
North Port-Bradenton-Sarasota, FL 1 251 1.47 15
Naples-Marco Island, FL 1 126 1.12 17
Florida Totals 17 2,785 0.69 23
Deposits Market Market
MSA Branches ($M) Share (%) Rank
Cleveland-Elyria-Mentor, OH 19 5,427 11.51 2
Akron, OH 3 490 4.33 8
Ohio Totals 22 5,917 2.79 9

Strategic Overview
Our business model is to originate and service first mortgage loans and continue to service existing home equity loans and lines which we fund with core retail deposits
Thrift continues to offer the Smart Rate adjustable rate mortgage product to act as an interest-rate hedge for the balance sheet, developed and first introduced to the market in
July 2010.
First mortgage loans and retail deposits have been generated mainly in our footprint where we have full service branches and loan production offices. We have expanded our reach with our Smart Rate adjustable mortgage as a refinance tool in several new states using the same origination and underwriting standards.
Only non-commissioned Third Federal associates are used to gather applications, underwrite and process the requests to generate mortgage loans and home equity loans and lines
First mortgage originations continue to be made using stringent, conservative lending standards.  For first mortgages originated during the current fiscal year, the average
FICO score was 774, and the average LTV was 63%.
Being a low cost provider is a critical strategic advantage
Historically, prudent capital management has supplemented shareholder returns.
Repurchased 24.1 million of TFSL stock (approximately 23% of the public float) since the IPO in April 2007
Dividends of  $49 million paid to public common shareholders since IPO

Financial Highlights
(Dollars in Thousands) At, or for the year ended,
9/30/10 9/30/09 9/30/08 6/30/11 3/31/11 6/30/10
Balance Sheet
Assets ($) 11,076,027 10,598,840 10,786,451 10,877,541 10,885,060 10,940,202
Net Loans ($) 9,181,749 9,219,585 9,208,736 9,698,228 9,743,582 8,759,191
Deposits ($) 8,851,941 8,570,506 8,261,101 8,701,896 8,755,942 8,908,209
Common Equity ($) 1,752,897 1,745,865 1,843,652 1,766,387 1,752,982 1,761,527
Balance Sheet Ratios
Loans/ Deposits (%) 103.7 107.6 111.5 111.4 111.3 98.3
TCE / TA (%) 15.8 16.4 17.0 16.2 16.0 16.0
Thrift Only Ratios:
Core Capital Ratio (%) 12.1 12.5 12.1 13.8 13.7 12.4
Tier 1 Risk Based Ratio (%) 18.0 17.3 17.3 20.8 20.3 18.4
Total Risk Based Capital Ratio (%) 19.2 18.2 17.6 22.0 21.6 19.4
Profitability
Net Interest income ($) 227,506 230,075 219,862 63,045 60,901 57,464
Provision for loan losses ($) (106,000) (115,000) (34,500) (22,500) (22,500) (30,000)
Net Interest income after prov for loan losses ($) 121,506 115,075 185,362 40,545 38,401 27,464
Non-interest income ($) 58,638 67,384 47,780 8,759 8,267 28,528
Non-interest expense ($) (161,933) (162,388) (151,447) (39,552) (43,975) (40,861)
Income before income taxes ($) 18,211 20,071 81,695 9,752 2,693 15,311
Income tax benefit (expense) ($) (6,873) (5,676) (27,205) (3,767) (469) (5,074)
Net income ($) 11,338 14,395 54,490 5,985 2,224 10,237
Net interest margin (%) 2.16 2.20 2.18 2.37 2.29 2.17
Non-interest expense to average assets (%) 1.50 1.51 1.45 1.45 1.61 1.49
Asset Quality
NPAs/ Assets (%) 2.7 2.6 1.7 2.4 2.5 2.8
NCOs/ Avg Loans (%) 0.7 0.7 0.2 0.8 0.8 0.7
Reserves/ Loans (%) 1.4 1.0 0.5 1.6 1.5 1.3
Texas Ratio (NPAs & TDRs / TCE & LLR) (%) 21.0 17.4 10.0 19.9 20.5 20.3
At, or for the three months ended,

Loan and Deposit Balances
*About Home Today: An affordable housing program targeted toward low and moderate income home buyers that is designed to teach the essential skills needed for successful homeownership. Most loans supported by PMI.  Cumulative loan originations under this program have been less than $20 million over the last three years.
80% of first mortgages in Ohio
Also service $5.9 billion in loans for
others
No brokered deposits
Average branch has $223 million in deposits
Gross Loan Balances 6/30/2011
70%
3%
26%
1%
Residential non-Home
Today
Residential Home
Today
Equity loans and lines
of credit
Other
Deposit Data 6/30/2011
70%
11%
19%
0%
Certificates of Deposit
Negotiable Order of
Withdrawal
Savings
Accrued Interest

Capital Position as of June 30, 2011
16.16%
13.82%
20.77%
22.02%
0.00%
5.00%
10.00%
15.00%
20.00%
25.00%
Tangible Common
Equity Ratio (TFSL)
Core Capital Ratio
(Thrift)
Tier 1 Risk-based Ratio
(Thrift)
Total Risk-Based
Capital Ratio (Thrift)
Well Capitalized
6.00%
10.00%
5.00%
TFSL/Thrift

Loan Delinquencies and Charge-offs
Dollars in millions Loan
Balances FYE FYE
6/30/11 6/30/11 3/31/11 9/30/10 6/30/11 3/31/11 9/30/10
Residential non-Home Today
Ohio and Kentucky $5,733 1.5% 1.6% 1.9% $3 $3 $5
Florida 1,255          5.1% 5.2% 5.2% 2                   1 7
Total $6,988 2.1% 2.2% 2.5% $5 $4 $12
Residential Home Today
Ohio and Kentucky $257 29.8% 30.3% 34.6% $2 $1 $5
Florida 11              35.3% 31.3% 31.9% -0- -0- -0-
Total $268 30.0% 30.3% 34.5% $2 $1 $5
Home Equity Loans and Lines of Credit
Ohio $1,011 1.7% 1.8% 2.0% $2 $2 $7
Florida 729            3.1% 3.4% 4.2% 9                   9 33
California 301            1.7% 1.3% 1.5% 1                   2 4
Other 519            2.1% 2.2% 2.4% 1                   2 5
Total $2,560 2.2% 2.3% 2.6% $13 $15 $49
Other $98 4.7% 5.7% 4.2% - - $2
Overall Total $9,914 2.9% 3.1% 3.5% $20 $20 $68
Delinquencies
Quarter-end Quarter-end
Net Charge Offs

Adjustable Rate Growth
As of 6/30/2011 booked more
than $1.25 billion in new
adjustable mortgages
New production continues to
be a 50% fixed rate/50%
adjustable rate split
Average credit score of the
ARM production is 775
Average LTV is 62%
Total ARMs of $1.67 billion
represent approximately 23%
of all first mortgages
Expansion of adjustable rate
mortgage refinance offerings
into new states: PA, NJ, IL,
NC
0
10
20
30
40
50
60
70
80
90
100
Dec-09 Mar-10 Jun-10 Sep-10 Dec-10 Mar-11 Jun-11
Fixed vs. Adjustable Production
Fixed Adjustable

Memorandum of Understanding Status
June 30, 2011 update on requirements of the Memorandum of
Understanding from the OTS, received on behalf of Thrift, TFS Financial
Corporation, and Mutual Holding Company on February 7, 2011:
Independent assessment of interest rate and enterprise risk
management –
Third party study complete.  New Risk
Committees established at Board and management level
Independent review of management compensation –
study
complete
Formal management and director succession plans –
plans
complete
Revisions to various operational policies –
ongoing
Continue home equity reduction plan –
complete

Results of completed plan at June 30, 2011:
Commitment reduction goal of $1 billion – actual reduction of $1.05 billion at June 30, 2011
Home equity balance reduction goal of $300 million – actual reduction of $335.7 million at June 30, 2011
$150 million capital infusion from holding company to Thrift completed in October, 2010
Continuing to implement expanded line management, account
management and collection processes
Home Equity Lending Reduction Plan

Home Equity Lines of Credit
History of Equity Portfolio Exposure
Calculations include only capital at Thrift level and excludes additional capital maintained at TFSL
Home Equity Portfolio and Open Commitments Relative to Thrift Tier 1 (Core) Plus ALLL
256%
350%
387%
375%
288%
414%
449%
544%
0%
100%
200%
300%
400%
500%
600%
September 30,
2004
September 30,
2005
September 30,
2006
September 30,
2007
September 30,
2008
September 30,
2009
September 30,
2010
June 30, 2011
Equity Reduction Plan target for 12/31/11 was 261%

Cash Dividends and Stock Repurchases
Under the terms of the MOU, TFS Financial must provide 45 days written notice and obtain the non-objection of its regulator prior to the Company’s intent to declare and pay dividends to its stockholders or repurchase any of its outstanding stock.

The Company understands and shares the view of the importance to shareholders of dividends and stock repurchases. However, given the new regulators and oversight, The Federal Reserve and the OCC will need to review and determine the ability of the company to repurchase stock and declare dividends moving forward.  It is unclear the exact timing of any decisions with regard to these steps.  The company continues to work diligently to resolve this matter on behalf of the company and its shareholders.

Summary
Focus on our core competency of originating high credit quality 1-4 family residential mortgages primarily in our banking footprint, expanding into new markets with our adjustable rate mortgage loans
TFSL has a strong capital position and flexibility at the holding company
Working with new regulatory agencies to resolve the MOU and
refocus efforts on returning to shareholder-enhancing activities
Dividends
Share Buybacks

ThirdFederal®
SAVINGS & LOAN

ThirdFederal®
SAVINGS & LOAN

16 Investor Conference Call August 4, 2011 Investor Questions